                                                                     Exhibit 3.2


                                  GAIAM, INC.

                              AMENDED AND RESTATED
                                    BYLAWS


                                   ARTICLE I

                              Offices and Agents
                              ------------------

  1.  Principal Office.  The principal office of the Corporation shall be
      ----------------
located in Broomfield, Colorado, or elsewhere within or without the State of Colorado, as may be subsequently designated by the Board of Directors. The Corporation may have other offices and places of business at such places within or without the State of Colorado as shall be determined by the directors or as the business of the Corporation may require from time to time.

  2.  Registered Office.  The registered office of the Corporation required by
      -----------------
the Colorado Business Corporation Act must be continually maintained in the State of Colorado, and it may be, but need not be, identical with the principal office, if located in the State of Colorado. The address of the registered office of the Corporation may be changed from time to time as provided by the Colorado Business Corporation Act.

  3.  Registered Agent.  The Corporation shall maintain a registered agent in
      ----------------
the State of Colorado as required by the Colorado Business Corporation Act. Such registered agent may be changed from time to time as provided by the Colorado Business Corporation Act.

                                  ARTICLE II

                             Shareholders Meetings
                             ---------------------

  1.  Annual Meetings.  The annual meeting of the shareholders shall be held for
      ---------------
the purpose of electing directors and transacting such other corporate business as may come before the meeting. The date, time and place of the annual meeting shall be determined by resolution of the Board of Directors. If the election of directors is not held as provided herein at any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

  2.  Special Meetings.  Unless otherwise prescribed by the Colorado Business
      ----------------
Corporation Act, special meetings of the shareholders of the Corporation may be called at any time by the chairman of the Board of Directors, by the chief executive officer, by the president, by resolution of the Board of Directors or upon receipt of one or more written demands for a meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of at least ten percent (10%) of all votes entitled to be cast on any issue proposed to be considered at the meeting. Notice of a special meeting shall include a description of the purpose or purposes for which the meeting is called.

  3.  Place of Meeting.  The annual meeting of the shareholders of the
      ----------------
Corporation may be held at any place, either within or without the State of Colorado, as may be designated by the Board of Directors. Except as limited by the following sentence, the person or persons calling any special meeting of the shareholders may designate any place, within or without the State of Colorado, as the place for the meeting. If no designation is made or if a special meeting shall be called other than by the Board of Directors, the chairman of the Board of Directors, the chief executive officer or the president, the place of meeting shall be the principal office of the Corporation.

  4.  Notice of Meeting.  Except as otherwise provided in these Bylaws or by the
      -----------------
Colorado Business Corporation Act, notice stating the date, time and place of the meeting shall be given no fewer than ten (10) and no more than sixty (60) days before the date of the meeting, except that if the number of authorized shares is to be increased, at least thirty (30) days' notice shall be given. Notice shall be given personally or by mail, private carrier, telephone (if reasonable under the circumstances), telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the chief executive officer, the president, the secretary, or the officer or other person calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the shareholder at his or her address as it appears in the Corporation's current record of shareholders, with postage prepaid. If notice is given other than by mail, and provided that the notice is in comprehensible form, the notice is given and effective on the date received by the shareholder. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the Corporation by such shareholder.

  When a meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

  5.  Fixing of Record Date.  The Board of Directors of the Corporation may
      ---------------------
provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders such books shall be closed for at least ten
(10) days immediately preceding said meeting. The Board of Directors may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, such date in any case to be not more than seventy (70) days before the meeting or action requiring a determination of shareholders. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section such determination shall apply to any adjournment thereof.

  Notwithstanding the foregoing, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the Corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of the demands pursuant to which the meeting is called.

  6.  Shareholders List.  The officer or agent having charge of the stock
      -----------------
transfer books for share of the Corporation shall make, at least ten (10) days before each meeting of shareholders, or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, a complete list of the shareholders entitled to vote at such meeting (or any adjournment thereof) arranged in alphabetical order by voting groups and within each voting group by class or series, with the address of and the number of shares held by each, which list shall be kept on file at the principal office of the Corporation or at a place identified in the notice of the meeting in the city where the meeting will be held. A shareholder, his agent or attorney shall be entitled upon written demand to inspect and copy the list during regular business hours, during the period it is available for inspection, provided, (i) the shareholder has been a shareholder for at least three (3) months immediately preceding the demand or holds at least five percent (5%) of all outstanding shares of any class of shares as the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and records the shareholder desires to inspect, (iv) the records are directly connected with the described purpose and
(v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the cost of production and reproduction. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

  7.  Notice of Business.   At any meeting of the shareholders of the
      ------------------
Corporation, only such proper business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of the notice provided for in this Section 7, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 7. For business to be brought before a meeting of shareholders by a shareholder, the shareholder shall have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive office of the Corporation (i) in the case of the annual meeting of the Corporation's

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

shareholders commencing in 2001 and thereafter (other than an annual meeting in which the date of the meeting has been changed by more than 30 days from the prior year), not less than 45 nor more than 70 days before the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of shareholders, or (ii) in the case of any other meeting of the Corporation's shareholders, not less than 50 nor more than 75 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of such other meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of such other meeting was mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary of the Corporation shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend any document, including these Bylaws, the language of the proposed amendment, (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder and (iv) any material interest of such shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of the shareholders except in accordance with the procedures set forth in this Section 7. The chairman of the meeting of shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meting and in accordance with the provisions of these Bylaws, and if he or she should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, a shareholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to matters set forth in this Section 7.

  8.  Proxies.  At all meetings of shareholders, a shareholder may vote in
      -------
person or by proxy by signing an appointment form either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, to a proxy solicitor, proxy support service organization or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the Corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form shall be filed with the Secretary of the Corporation by or at the time of the meeting. The appointment of a proxy is effective when received by the Corporation and is valid for eleven (11) months unless a different period is expressly provided in the appointment form.

  Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

  Revocation of a proxy does not affect the right of the Corporation to accept the proxy's appointment unless (i) the Corporation had notice that the appointment was coupled with an interest and notice that the interest is extinguished is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment or (ii) other notice of the revocation of the appointment is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the Corporation, be deemed to include the appearance at a shareholders meeting of the shareholder who granted the proxy appointment and his voting in person on any matter subject to a vote at such meeting.

  The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

  The Corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder either personally or by the shareholder's attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

  A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if the transferee did not know of its existence when he acquired the shares and the existence of the irrevocable appointment was not noted on the certificate representing the shares.

  Subject to the provisions of this Article II, Section 10 below or any express limitation on the proxy's authority appearing on the appointment form, the Corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

  9.  Voting Rights.  Except as otherwise provided in the Articles of
      -------------
Incorporation, each outstanding share, regardless of class, shall be entitled to one vote and each fractional share is entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders.

  At each election for directors every shareholder of record entitled to vote at such election shall have the right to vote in person or by proxy the number of votes to which such shareholder is entitled for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting shall not be permitted for any purpose.

  Shares held by another corporation, if the majority of shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall not be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote at any given time. Except as provided in the preceding sentence, shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine, or in the absence of such determination, by the chief executive officer of such corporation.

  If shares having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, voting with respect to the shares shall have the following effect: (i) if only one person votes, his act binds all; (ii) if two or more persons vote, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionately, or any person voting the shares of a beneficiary, if any, may apply to any court of competent jurisdiction in the State of Colorado to appoint an additional person to act with the persons voting the shares. The shares shall then be voted as determined by a majority of such persons and the person appointed by the court. If a tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest, except that the effects of voting stated above shall not be applicable if the secretary of the Corporation is given written notice of alternative voting provisions and is furnished with a copy of the instrument or order wherein the alternate voting provisions are stated.

  Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

  10.  Corporation's Acceptance of Votes.  If the name signed on a vote,
       ---------------------------------
consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and to give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and to give it effect as the act of the shareholder if:

  (a) The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

  (b) The name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

  (c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

  (d) The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

  (e) Two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

  (f) The acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the Corporation that are not inconsistent with the provisions of this Section 10.

  The Corporation is entitled to reject a vote, consent, waiver, proxy appointment, or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

  The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section 10 are not liable in damages for the consequences of the acceptance or rejection.

  11.  Quorum and Voting Requirements for Voting Groups.  The provisions of
       ------------------------------------------------
Section 7-107-206 of the Colorado Business Corporation Act shall govern quorums and other voting requirements for shareholders.

  12.  Adjournments.  If less than a quorum of shares entitled to vote is
       ------------
represented at any meeting of the shareholders, a majority of the shares so represented may adjourn the meeting from time to time without further notice, for a period not to exceed one hundred twenty (120) days at any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Any meeting of the shareholders may adjourn from time to time until its business is completed.

  13.  Action by Shareholders Without Meeting.  Shareholders may not take any
       --------------------------------------
action without a meeting, whether by written consent or otherwise.

  14.  Meetings by Telecommunication.  Any or all of the shareholders may
       -----------------------------
participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                  ARTICLE III

                              Board of Directors
                              ------------------

  1.  Number, Qualifications and Term of Office.  Except as otherwise provided
      -----------------------------------------
in the Articles of Incorporation or the Colorado Business Corporation Act, the business and affairs of the Corporation shall be managed by a Board of Directors, consisting of a number of directors set by the Board of Directors. Each director shall be a natural person of the age of eighteen years or older, but does not need to be a resident of the State of Colorado or a shareholder of the Corporation. The Board of Directors, by resolution, may increase or decrease the number of directors from time to time. Except as otherwise provided in these Bylaws, each director shall be elected at each annual meeting of shareholders and shall hold such office until the next annual meeting of shareholders and until his successor shall be elected and shall qualify. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

  2.  Performance of Duties.  Pursuant to the provisions of the Colorado
      ---------------------
Business Corporation Act, a director shall perform his duties as a director, including his duties as a member of any committee of the Board of Directors upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

  3.  Vacancies.  Any director may resign at any time by giving written notice
      ---------
to the chairman of the Board of Directors and to the chief executive officer, president or secretary of the Corporation. A resignation of a director is effective when the notice is received by the Corporation unless the notice specifies a later effective date. Unless otherwise specified in the notice, the acceptance of such resignation by the Corporation shall not be necessary to make it effective. Any vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the remaining Board of Directors even if less than a quorum is remaining in office. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting or special meeting of shareholders called for that purpose. A director elected to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

  4.  Removal.  At a meeting of shareholders called expressly for that purpose,
      -------
the entire Board of Directors or any individual director may be removed from office without assignment of cause by the vote of the majority of the shares entitled to vote in an election of directors.

  5.  Removal of Directors by Judicial Proceeding.  A director may be removed by
      -------------------------------------------
the district court of the county where the principal office is located or, if the Corporation has no principal office in the State of Colorado, by the district court of the county in which its registered office is located, upon a finding by the district court that the director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion with respect to the Corporation and that removal is in the best interests of the Corporation. The judicial proceeding may be commenced either by the Corporation or by shareholders holding at least ten percent (10%) of the outstanding shares of any class.

  6.  Election of Directors.   Except as provided in this Section 6 of this
      ---------------------
Article and subject to the right to elect additional directors under specified circumstances which may be granted, pursuant to the provisions of Article Four of the Articles of Incorporation of the Corporation, to the holders of any class or series of preferred stock, directors shall be elected by a plurality of the votes cast at annual meetings of shareholders, and each director so elected shall hold office until his successor is duly elected and qualified, or until his earlier resignation or removal. Directors need not be shareholders. Only persons who are nominated in accordance with the following procedures shall be eligible for election by the shareholders as directors of the Corporation. Nominations of persons for election as directors of the Corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors, (b) by any nominating committee or persons appointed by the Board of Directors or (c) by any shareholders of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6. Such nominations, other than those made by or at the direction of the Board of Directors or any nominating committee or persons appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive office of the Corporation (i) in the case of the annual meeting of the Corporation's shareholders commencing in 2001 and thereafter (other than an annual meeting in which the date of the meeting has been changed by more than 30 days from the prior year), not less than 45 nor more than 70 days before the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of shareholders, or (ii) in the case of any other meeting of the Corporation's shareholders, not less than 50 nor more than 75 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of such other meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of such other meeting was mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary of the Corporation shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as now or hereafter amended; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election by the shareholders as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The chairman of the meeting of the shareholders shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

  7.  Compensation.  By resolution of the Board of Directors, any director may
      ------------
be paid any one or more of the following: his expenses, if any, of attendance at meetings; a fixed sum for attendance at each meeting; a stated salary as director; or such other compensation as the Corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV

                             Meetings of the Board
                             ---------------------

  1.  Place of Meetings.  The regular or special meetings of the Board of
      -----------------
Directors or of any committee designated by the Board of Directors shall be held at the principal office of the Corporation or at any other place within or without the State of Colorado that a majority of the Board of Directors or of any such committee, as the case may be, may designate from time to time by resolution.

  2.  Regular Meetings.  Unless otherwise agreed to by the Board of Directors,
      ----------------
the Board of Directors shall meet each year immediately before or after and at the same place as the annual meeting of the shareholders for the purpose of electing officers and transacting such other business as may come before the meeting. The Board of Directors or any committee designated by the Board of Directors may provide, by resolution, for the holding of additional regular meetings without other notice than such resolution.

  3.  Special Meetings.  Special meetings of the Board of Directors or of any
      ----------------
committee designated by the Board of Directors may be called at any time by the chairman of the Board, if any, by the chief executive officer, or by three or more members of the Board of Directors or of any such committee, as the case may be, provided that if any such committee consists of less than four members, then a special meeting of such committee may be called by a majority of the members thereof.

  4.  Notice of Meetings.  Notice of the regular meetings of the Board of
      ------------------
Directors or of any committee designated by the Board of Directors need not be given. Except as otherwise provided by these Bylaws or the laws of the State of Colorado, written notice of each special meeting of the Board of Directors or of any such committee setting forth the time and the place of the meeting shall be given to each director not less than one (1) day prior to the date and time fixed for the meeting. Notice of any special meeting may be either personally delivered or mailed to each director at his business address, by telephone (if reasonable under the circumstances) or by notice transmitted by telegraph, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) three (3) days after such notice is deposited in the United States mail properly addressed, with postage prepaid, or (ii) the date shown on the return receipt if mailed by registered or certified mail return receipt requested. If notice be given by telephone (if reasonable under the circumstances), electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

  5.  Waiver of Notice.  A director may waive notice of a meeting of the Board
      ----------------
of Directors or of any committee designated by the Board of Directors either before, at, or after the meeting. Such waiver shall be in writing and signed by the director and delivered to the Corporation for filing with the corporate records, but such delivery and filing shall not be a condition to the effectiveness of the waiver. Attendance or participation of a director at a meeting waives any required notice of that meeting unless at the beginning of the meeting or promptly upon the director's arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting, or if special notice was required of a particular purpose pursuant to this Section 5, the director objects to transacting business with respect to the purpose for which such special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose.

  6.  Quorum.  At meetings of the Board of Directors or of any committee
      ------
designated by the Board of Directors a majority of the number of directors fixed by these Bylaws, or a majority of the members of any such committee, as the case may be, shall be necessary to constitute a quorum for the transaction of business. If the number of directors is not fixed, then a majority of the number in office immediately before the meeting begins, shall constitute a quorum. If a quorum is present, the act of the majority of directors present shall be the act of the Board of Directors or of any such committee, as the case may be, unless the act of a greater number is required by these Bylaws, the Articles of Incorporation or the Colorado Business Corporation Act.

  7.  Presumption of Assent.  A director who is present at a meeting of the
      ---------------------
Board of Directors or a committee thereof when action is taken is deemed to have assented to the action taken unless:

  (a) the director objects at the beginning of such meeting or promptly upon his arrival, to the holding of the meeting or the transacting of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

  (b) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of such meeting; or

  (c) the director causes written notice of his dissent or abstention as to any specific action to be received by the chairman of the Board, if any, or the presiding officer of such meeting before adjournment of the meeting or by the Corporation promptly after adjournment of the meeting.

  The right of dissent or abstention pursuant to this Section 7 as to a specific action is not available to a director who votes in favor of the action taken.

  8.  Committees.  The Board of Directors may, by a majority of the full Board
      ----------
of Directors, designate one (1) or more of its members to constitute an executive committee and one or more other committees, each of which shall have and may exercise all of the authority of the Board of Directors or such lesser authority as may be set forth in said resolution; except that no such committee shall have the authority of the Board of Directors to: (i) declare dividends or distributions; (ii) approve or recommend to shareholders actions or proposals required to be approved by shareholders; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend these Bylaws or the Articles of Incorporation; (v) approve a plan of merger not requiring shareholder approval;
(vi) authorize or approve the reacquisition of shares unless pursuant to a general formula method specified by the Board of Directors; or (vii) authorize or approve the issuance or sale of, or any contract to issue or sell shares or designate the terms of a series of a class of shares and except that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares or any contract therefor, may pursuant to a general formula or method specified by the Board of Directors by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the dividend rate, provisions for redemption, sinking fund, conversion, or voting or preferential rights, and provisions for other features of a class of shares or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State of the State of Colorado under the Colorado Business Corporation Act. If any such delegation of the authority of the Board of Directors is made as provided herein, all references to the Board of Directors contained in these Bylaws, the Articles of Incorporation, the Colorado Business Corporation Act or any other applicable law or regulation relating to the authority so delegated shall be deemed to refer to such committee.

  Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the Board of Directors, not a member of the committee in question, with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

  9.  Action by Directors without a Meeting.  Any action required or permitted
      -------------------------------------
be taken at a Board of Directors' meeting or a meeting of any committee thereof may be taken without a meeting if all members thereof consent to such action in writing. Action is taken under this Section 9 at the time the last director signs a writing describing the action taken, unless, before such time, a director has revoked his consent by a writing signed by the director and received by the chief executive officer and secretary. Action taken pursuant to this Section 9 has the same effect as action taken at a meeting of the directors or committee members and may be described as such in any document.

  10.  Meetings.  One or more members of the Board of Directors or any committee
       --------
designated by the Board of Directors may participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE V

                             Standards of Conduct
                             --------------------

  In discharging his duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers or employees of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, a public accountant, or other person as to matters which the director or officer reasonably believes to be within such persons' professional or expert competence, or (iii) in the case of a director, a committee of the Board of Directors of which the director is not a member if the director reasonably believes the committee merits confidence.

  A director or officer is not liable as such to the Corporation or its shareholders for any action he takes or omits to take as a director or officer, as the case may be, if, in connection with such action or omission, he performed the duties of the position in compliance with this Article V.

                                  ARTICLE VI

                              Officers and Agents
                              -------------------

  1.  General.  The officers of the Corporation shall consist of a chairman of
      -------
the Board, a chief executive officer, a president and a secretary and, in the discretion of the Board, a treasurer; in addition, one or more vice presidents, and such other officers, assistant officers, agents and employees that the Board of Directors may from time to time deem necessary may be elected by the Board of Directors or be appointed in a manner prescribed by the Board. Two or more offices may be held by the same person. Officers shall hold office until their successors are chosen and have qualified, unless they are sooner removed from office as provided in these Bylaws. All officers of the Corporation shall be natural persons of the age of eighteen years or older. Officers of the Corporation need not be residents of the State of Colorado or directors or shareholders of the Corporation.

  2.  General Duties.  All officers and agents of the Corporation, as between
      --------------
themselves and the Corporation, shall have such authority and shall perform such duties in the management of the Corporation as may be provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws. In all cases where the duties of any officer, agent or employee are not prescribed by the Bylaws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the chief executive officer.

  3.  Vacancies.  When a vacancy occurs in one of the executive offices by
      ---------
reason of death, resignation or otherwise, it shall however be filled by a resolution of the Board of Directors. The officer so selected shall hold office until his successor is chosen and qualified.

  4.  Salaries.  The salaries of the officers, agents and employees of the
      --------
Corporation may be fixed by the Board of Directors, or by any committee designated by the Board or, in the absence of contrary resolution or action by the Board, by the chief executive officer.

  5.  Resignation.  An officer may resign at any time by giving written notice
      -----------
of resignation to the Corporation. A resignation of an officer is effective when the notice is received by the Corporation unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board of Directors may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date, or the Board of Directors may remove the officer at any time before the effective date and may fill the resulting vacancy.

  6.  Removal.  Any officer, agent or employee of this Corporation may be
      -------
removed with or without cause by the Board of Directors or the chief executive officer whenever in its judgment it is in the best interests of the Corporation, without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer, agent or employee shall not, of itself, create contract rights.

  7.  Chairman of the Board.  The Chairman of the Board shall preside as
      ---------------------
chairman at meetings of the shareholders and the Board of Directors. He shall, in addition, have such other duties as the Board of Directors may prescribe that he perform. At the request of the chief executive officer, the chairman of the Board of Directors may, in the case of the chief executive officer's absence or inability to act, temporarily act in his place. In the case of death of the chief executive officer or in the case of his absence or inability to act without having designated the Chairman of the Board of Directors to act temporarily in his place, the Chairman of the Board of Directors shall perform the duties of the chief executive officer. If the chairman of the Board of Directors shall be unable to act in place of the chief executive officer, the president may exercise such powers and perform such duties as provided below.

  8.  Chief Executive Officer.  The chief executive officer shall, subject to
      -----------------------
the direction and supervision of the Board of Directors, be the most senior officer of the Corporation and shall have primary, general and active control of its affairs and business and general supervision of its officers, agents and employees. He shall have authority to expend Corporation funds, to incur debt on behalf of the Corporation, and to acquire and dispose of property, real and personal, tangible and intangible. In the event the position of chairman of the Board of Directors shall not be occupied or the chairman shall be absent or otherwise unable to act, the chief executive officer shall preside at meetings of the shareholders and directors and shall discharge the duties of the presiding officer. He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, or shall execute on behalf of the Corporation written instruments appointing a proxy or proxies to represent the Corporation at all meetings of the shareholders of any other corporation in which the Corporation shall hold any stock. He may, on behalf of the Corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the chief executive officer, in person or by substitute or by proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors. The chief executive officer shall have custody of the treasurer's bond, if any.

  9.  President.  The president shall assist the chief executive officer, as
      ---------
directed by the Board of Directors or the chief executive officer, and shall perform such duties as may be assigned to him from time to time by the Board of Directors or the chief executive officer. If the office of chief executive officer is vacant, the president shall have the powers and perform the duties of chief executive officer until such vacancy is filled by the Board of Directors.

  10.  Vice Presidents.  Each vice president shall have such powers and perform
       ---------------
such duties as the Board of Directors may from time to time prescribe or as the chief executive officer may from time to time delegate to him. At the request of the chief executive officer, in the case of the president's absence or inability to act, any vice president may temporarily act in the president's place. In the case of the death of the president, or in the case of his absence or inability to act without having designated a vice president or vice presidents to act temporarily in his place, the Board of Directors, by resolution, may designate a vice president or vice presidents, to perform the duties of the president.

  11.  Secretary.  The secretary shall keep or cause to be kept in books,
       ---------
provided for that purpose, the minutes of the meetings of the shareholders, executive committee, if any, and any other committees, and of the Board of Directors; shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; shall be custodian of the records and of the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized and in accordance with the provisions of these Bylaws; and, in general, shall perform all duties incident to the office of secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors or by the president. In the absence of the secretary or his inability to act, the assistant secretaries, if any, shall act with the same powers and shall be subject to the same restrictions as are applicable to the secretary.

  12.  Treasurer.  The treasurer shall have custody of corporate funds and
       ---------
securities. He shall keep full and accurate accounts of receipts and disbursements and shall deposit all corporate monies and other valuable effects in the name and to the credit of the Corporation in the depository or depositories of the Corporation, and shall render an account of his transactions as treasurer and of the financial condition of the Corporation to the chief executive officer, president and/or the Board of Directors upon request. Such power given to the treasurer to deposit and disburse funds shall not, however, preclude any other officer or employee of the Corporation from also depositing and disbursing funds when authorized to do so by the Board of Directors. The treasurer shall, if required by the Board of Directors, give the Corporation a bond in such amount and with such surety or sureties as may be ordered by the Board of Directors for the faithful performance of the duties of his office.
The treasurer shall have such other powers and perform such other duties as may be from time to time prescribed by the Board of Directors or the chief executive officer or such other person appointed from time to time by the chief executive officer. In the absence of the treasurer or his inability to act, the assistant treasurers, if any, shall act with the same authority and shall be subject to the same restrictions as are applicable to the treasurer.

  13.  Delegation of Duties.  Whenever an officer is absent, or whenever, for
       --------------------
any reason, the Board of Directors may deem it desirable, the Board of Directors may delegate the powers and duties of an officer to any other officer or officers or to any director or directors.

                                  ARTICLE VII

                            Conflicts of Interests
                            ----------------------

  No contract or other transaction between the Corporation and one or more of its directors, or any other corporation, partnership, association or other organization in which one or more of its directors or officers is a director or officer or is financially interested shall be either void or voidable solely for that reason or solely because such director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

      (A) The material facts of such relationship, interest, contract or transaction are disclosed to or known by the Board of Directors or a committee thereof, that in good faith authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum;

      (B) The material facts of such relationship, interest, contract or transaction are disclosed to or known by the shareholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the shareholders; or

      (C)  The contract or transaction is fair as to the Corporation.

  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

  The Board of Directors shall comply with any applicable provisions of Section 7-108-501 of the Colorado Business Corporation Act in connection with any loan or guaranty by the Corporation.

                                 ARTICLE VIII

               Indemnification of Officers, Directors and Others
               -------------------------------------------------

  1.  Definitions.  Unless the context of this Article VIII indicates otherwise,
      -----------
initially capitalized terms used herein shall have the meanings given in Section 7-109-101 of the Colorado Business Corporation Act.

  2.  Standards for Indemnification
      -----------------------------

  A.  General.  Except as provided in Subsection 2(D) below, the Corporation
      -------
shall indemnify against Liability, to the fullest extent authorized by the Colorado Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), incurred in any Proceeding by an individual made a Party to the Proceeding because he is or was a Director of the Corporation or any subsidiary of the Corporation (an "Indemnitee") if: (a) he conducted himself in good faith; (b) he reasonably believed: (i) in the case of conduct in his Official capacity with the Corporation, that his conduct was in the Corporation's best interests; or (ii) that in all other cases, that his conduct was at least not opposed to the Corporation's best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

  B.  Employee Benefit Plans.  An Indemnitee's conduct with respect to an
      ----------------------
employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of clause (b)(ii) of paragraph 2, subsection A above. An Indemnitee's conduct with respect to an employee benefit plan for a purpose that he did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of clause (b)(ii) of paragraph 2, subsection A above.

  C.  Termination of a Proceeding.  The termination of any proceeding by
      ---------------------------
judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the standard of conduct set forth in paragraph 2, subsection A above.

  D.  Cases in Which Indemnification is Prohibited.  The Corporation may not
      --------------------------------------------
indemnify an Indemnitee under paragraph 2, subsection A above, either (a) in connection with a Proceeding by or in the right of the Corporation in which the Indemnitee was adjudged liable to the Corporation; or (b) in connection with any Proceeding charging improper personal benefit to the Indemnitee, whether or not involving action in his Official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

  E.  Reasonable Expenses Only.  Indemnification permitted under this Section B
      ------------------------
in connection with a Proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the Proceeding.

  F. Application of Indemnification Obligations. The indemnity and prepayment obligations of the Corporation and the standards for indemnification set forth in this Article VIII shall apply in all cases, even if the conduct, act or omission in question occurred prior to the date that such indemnity and prepayment obligations were adopted by the Corporation by amendment to these Bylaws.

  3.  Mandatory Indemnification.  Unless limited by the articles of
      -------------------------
incorporation, the Corporation shall be required to indemnify an Indemnitee who was wholly successful, on the merits or otherwise, in the defense of any Proceeding to which he was a Party because he is or was a director, against reasonable expenses incurred by him in connection with the Proceeding.

  4.  Court Ordered Indemnification.  Unless otherwise provided in the articles
      -----------------------------
of incorporation, an Indemnitee who is or was a Party to a Proceeding may apply for indemnification to the court conducting the Proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

  A.  Mandatory Indemnification.  If it determines the Indemnitee is entitled to
      -------------------------
mandatory indemnification under paragraph 3 above, the court shall order indemnification, in which case the court shall also order the Corporation to pay the Indemnitee's reasonable expenses incurred to obtain court-ordered indemnification.

  B.  Indemnification Where Regardless of Meeting Standard of Conduct. If it
      ---------------------------------------------------------------
determines that the Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standard of conduct set forth in paragraph 2, subsection A of this Article VIII or was adjudged liable in the circumstances described in paragraph 2, subsection D of this Article VIII, the court may order such indemnification as the court deems proper; except that the indemnification with respect to any Proceeding in which liability shall have been adjudged in the circumstances described in said paragraph 2, subsection D of this Article VIII is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

  5.  Indemnification Procedure.
      -------------------------

  A.  Authorization of Indemnification Required.  The Corporation may not
      -----------------------------------------
indemnify an Indemnitee under paragraph 2, subsection A of this Article VIII unless authorized in the specific case after a determination has been made that indemnification of the Indemnitee is permissible in the circumstances because he has met the standard of conduct set forth in paragraph 2 of this Article VIII.

  B.  Determination by the Board of Directors.  The determination required by
      ---------------------------------------
paragraph 5, subsection A of this Article VIII, shall be made: (a) by the Corporation's Board of Directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors who are not parties to the Proceeding shall be counted in satisfying the quorum; or (b) if a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors designated by the Board, which committee shall consist of two or more directors who are not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

  C.  Determination by Body Other Than the Board of Directors.  If a quorum
      -------------------------------------------------------
cannot be obtained by a majority vote of a committee of the Board of Directors designated by the Board of Directors under paragraph 5, subsection B or even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or committee so directs, the determination required to be made by subparagraph B of this section 5 shall be made: (a) by independent legal counsel selected by a vote of the Corporation's Board of Directors or the committee in the manner specified in clauses (a) or (b) of subparagraph B of this section 5 or, if a quorum of the full Board of Directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full Board; or (b) by the shareholders.

  D.  Standard for Authorizing Indemnification. Authorization of indemnification
      ----------------------------------------
and advance of reasonable expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

  6.  Pre-Payment or Reimbursement of Expenses
      ----------------------------------------

  A.  General.  The Corporation may pay for or reimburse the reasonable expenses
      -------
incurred by an Indemnitee who is a Party to a Proceeding in advance of the final disposition of the Proceeding if: (a) the Indemnitee furnishes the Corporation a written affirmation of his good-faith belief that he has met the standard of conduct described in paragraph 2, subsection A of this Article; (b) the Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article.

  B.  Undertaking.  The undertaking required by paragraph (b) of subsection A of
      -----------
this Section, shall be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

  C.  Authorization of Pre-Payments.  Determinations and authorizations of
      -----------------------------
payments under this Section 6 shall be made in the manner specified in paragraph 5, subsection C of this Article VIII.

  7. Expenses Incurred as a Witness. The Corporation shall pay or reimburse Expenses incurred by an Indemnitee in connection with his appearance, or preparation for his appearance, as a witness in a Proceeding or at a deposition related to a Proceeding, at a time when he has not been made a named defendant or respondent in the Proceeding. If the Indemnitee is not an officer or Director of the Company at the time his appearance is required at a Proceeding or deposition related to a Proceeding, the Company shall pay the Indemnitee $500.00 for each day (or part thereof) that the Indemnitee is required to attend such Proceeding or deposition.

  8.  Officers, Employees, Fiduciaries and Agents. Unless otherwise provided in
      -------------------------------------------
the articles of incorporation:

  A.  Officer Indemnification.  An officer of the Corporation is entitled to
      ------------------------
mandatory indemnification under paragraph 3 of this Article VIII, and is entitled to apply for court-ordered indemnification under paragraph 4 of this
Article VIII, in each case to the same extent as a director.

  B.  Indemnification and Advancement of Expenses.   The Corporation may
      -------------------------------------------
indemnify and advance expenses to an officer, employee, fiduciary or agent of the Corporation to the same extent as an Indemnitee; and

  C.  Greater Rights of Indemnification Permitted.   The Corporation may also
      -------------------------------------------
indemnify and advance expenses to an officer, employee, fiduciary or agent of the Corporation who is not an Indemnitee to a greater extent, not inconsistent with public policy, and if provided for by these bylaws, general or specific action of its board or shareholders, or directors.

  9.  Insurance.  The Corporation may purchase and maintain insurance on behalf
      ---------
of a person who is or was a Director, officer, employee, fiduciary or agent of the Corporation, or who, while a Director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another foreign or domestic corporation or other person or employee benefit plan against any liability asserted against or incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this
Article VIII. Any such insurance may be procured from any insurance company designated by the Board of Directors of the Corporation, whether such insurance company is formed under the laws of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has equity or any other interest, through stock ownership or otherwise.

  10. Report to Shareholders.  Any indemnification of or advance of expenses to
      ----------------------
a Director in accordance with this Article VIII, if arising out of a proceeding by or on behalf of the Corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting.

  11. Governing Law.  This Article VIII shall be governed by and construed in
      -------------
accordance with Title 7, Article 109 of the Colorado Business Corporation Act, as amended from time to time.

  12. Non-Exclusivity of Rights.  The rights to indemnification and to the
      -------------------------
advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Articles of Amendment and Restatement, agreement, vote of shareholders or disinterested directors or otherwise. To the extent that the rights to indemnification granted by these Bylaws are inconsistent with those granted by the Corporation's Articles of Amendment and Restatement, the provisions of these Articles of Amendment and Restatement shall govern.

                                  ARTICLE IX

                 Share Certificates and the Transfer of Shares
                 ---------------------------------------------

  1.  Certificates Representing Shares.  The shares shall be represented by
      --------------------------------
certificates. Such certificates shall be in a form approved by the Board of Directors, consecutively numbered, and signed in the name of the Corporation by the chairman or vice chairman of the Board of Directors or by the chief executive officer, the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary, and shall be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. In case any officer who has signed such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

  2.  Issuance of Shares.  Except as provided in the Articles of Incorporation,
      ------------------
the Board of Directors may authorize the issuance of shares for consideration consisting of any tangible, intangible property or benefit to the Corporation, including cash, promissory notes, services performed and other securities of the Corporation. The Board of Directors shall determine that the consideration received or to be received for the shares to be issued is adequate. Such determination, in the absence of fraud, is conclusive insofar as the adequacy of such consideration relates to whether the shares are validly issued, fully paid and nonassessable. The promissory note of a subscriber or an affiliate of a subscriber for shares shall not constitute consideration for the shares unless the note is negotiable and is secured by collateral other than the shares, having a fair market value at least equal to the principal amount of the note. For the purposes of this Section 2, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a nonrecourse note. Unless otherwise expressly provided in the Articles of Incorporation, shares having a par value may be issued for less than the par value.

  3.  Lost Certificates.  The Board of Directors may direct a new certificate to
      -----------------
be issued in place of a certificate alleged to have been destroyed or lost if the owner makes an affidavit or affirmation of that fact and produces such evidence of loss or destruction as the Board of Directors may require. The Board, in its discretion, may as a condition precedent to the issuance of a new certificate require the owner to give the Corporation a bond in such form and amount and with such surety as it may determine as indemnity against any claim that may be made against the Corporation relating to the certificate allegedly destroyed or lost.

  4.  Transfer of Shares.
      ------------------

  (a) Shares of the Corporation shall only be transferred on the stock transfer books of the Corporation by the holder of record thereof upon the surrender to the Corporation of the share certificates duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and such documentary stamps as may be required by law. In that event, the surrendered certificates shall be cancelled, new certificates issued to the persons entitled to them, and the transaction recorded on the books of the Corporation.

  5.  Registered Shareholders.  The Corporation shall be entitled to treat the
      -----------------------
registered holder of any shares of the Corporation as the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the claimed interest of such other person.

  6.  Stock Ledger.  An appropriate stock journal and ledger shall be kept by
      ------------
the secretary of such registrars or transfer agents as the directors by resolution may appoint in which all transactions in the shares of stock of the Corporation shall be recorded.

  7.  Notice of Restriction on Transfer.  Notice of any restriction on the
      ---------------------------------
transfer of the stock of the Corporation shall be placed on each certificate of stock issued.

                                   ARTICLE X

                                  Amendments
                                  ----------

  Subject to repeal or change by action of the shareholders, the Board of Directors may amend, supplement or repeal these Bylaws or adopt new Bylaws, and all such changes shall affect and be binding upon the holders of all shares heretofore as well as hereafter authorized, subscribed for or offered.


                                  ARTICLE XI

                                 Miscellaneous
                                 -------------

  1.  Gender.  Whenever required by the context, the singular shall include the
      ------
plural, the plural the singular, and one gender shall include all genders.

  2.  Invalid Provision.  The invalidity or unenforceability of any particular
      -----------------
provision of these Bylaws shall not affect the other provisions herein, and these Bylaws shall be construed in all respects as if such invalid or unenforceable provision was omitted.


38784.4

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